                                                                   Exhibit 10.3

                             TAILWIND FINANCIAL INC.

                                  July 12, 2006


Parkwood Holdings Ltd.
181 Bay Street, Suite 4400
Toronto, Ontario, Canada M5J 2T3



Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("EFFECTIVE DATE") of the registration statement for the initial public offering ("IPO") of the securities of Tailwind Financial Inc. ("COMPANY") and continuing until the consummation by the Company of a business combination (as described in the Company's IPO prospectus) or the distribution of the trust account (as described in the Company's IPO prospectus) to the Company's public stockholders, Parkwood Holdings Ltd. or its affiliates shall make available to the Company certain general and administrative services including utilities and administrative support, as well as the use of certain limited office space, as may be required by the Company from time to time, initially situated at 181 Bay Street, Suite 4400, Toronto, ON M5J 2T3 (or any successor location). In exchange therefor, the Company shall pay Parkwood Holdings Ltd., or its affiliate, the sum of $7,500 per month beginning on the Effective Date and continuing monthly thereafter until consummation of an initial transaction.


                              Very truly yours,

                              TAILWIND FINANCIAL INC.

                              By: /s/ Andrew A. McKay
                                  --------------------------------------------
                                  Name:  Andrew A. McKay
                                  Title: President and Chief Executive Officer


                              AGREED TO AND ACCEPTED BY:

                              PARKWOOD HOLDINGS LTD.

                              By: /s/ Andrew A. McKay
                                  --------------------------------------------
                                  Name:  Andrew A. McKay
                                  Title: Chief Executive Officer